UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 20, 2005


                             WYNN RESORTS, LIMITED
            (Exact name of registrant as specified in its charter)


        Nevada                         000-50028               46-0484987
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
      incorporation)                                        Identification No.)


                              WYNN LAS VEGAS, LLC
            (Exact name of registrant as specified in its charter)


          Nevada                      333-98369              88-0494878
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
   of incorporation)                                      Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                        89109
(Address of principal executive offices of each registrant)          (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On July 20, 2005, Wynn Las Vegas, LLC ("WLV"), a wholly owned subsidiary of Wynn Resorts, Limited, entered into an agreement with Spamalot, LLC (the "Producer") to produce and present "Monty Python's Spamalot" in a new theatre to be constructed at the Wynn Las Vegas casino resort. The new theatre is expected to be adjacent to the existing Wynn Theatre and will include a merchandise store, food and beverage facilities and a themed "Spamalot environment." Under the agreement, WLV is responsible for construction of the theatre and related facilities, as well as advancement of initial production costs. WLV expects that these costs, together with the rights fees described below, will exceed $50 million. The Producer will produce and manage the show. The construction cost and completion date for the theatre, and the opening date for the production, have not yet been determined.

Under the agreement, WLV is obligated to pay an up front production rights fee, a portion of which is subject to recoupment. After payment of royalties to the Producer and others, payment of the weekly operating expenses, and recoupment by WLV of the initial production costs, WLV and the Producer will share in the net profits of the show. WLV and the Producer also will share in the net merchandise revenues. WLV and the Producer will mutually agree on budgets for the initial production costs and weekly operating expenses. WLV will be responsible for any weekly operating losses, but expenditures in excess of budgeted amounts will be the responsibility of the Producer. Weekly operating expenses will include a theatre rental fee to WLV and compensation to WLV for utilities, maintenance, repairs and other customary theatre expenses.

The agreement has a term of seven years, starting on the date of the first paid public performance, subject to extension for an additional period of three years at WLV's option. The agreement may be terminated by either WLV or the Producer if, at any time after the first year, the production does not generate net profits for any six weeks in any three month period. During the term, the Producer has agreed to certain restrictions and holdbacks with respect to performances of the show in Nevada, California and Arizona.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 26, 2005

                                             Wynn Resorts, Limited


                                             By:  /s/ John Strzemp
                                                  ----------------------------
                                                  John Strzemp
                                                  Chief Financial Officer

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 26, 2005

                                             WYNN LAS VEGAS, LLC

                                             By: Wynn Resorts Holdings, LLC,
                                                   its sole member

                                             By: Wynn Resorts, Limited, its
                                                   sole member


                                             By: /s/ John Strzemp
                                                 -----------------------------
                                                 John Strzemp
                                                 Chief Financial Officer